Exhibit 10.4

Warrant Issued to Tejas Securities

THIS WARRANT CERTIFICATE AND THE UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT.

December 19, 2005

WILSON HOLDINGS, INC.

COMMON STOCK PURCHASE WARRANT

Number of Shares: 750,000
(subject to adjustment)

This Warrant (the “Warrant”) issued by Wilson Holdings, Inc., a Nevada corporation (formerly known as Cole Computer Corporation) (the “Company”) is the warrant referred to in, and is issued pursuant to, that certain Engagement Letter dated November 9, 2005 by and between the Company and Tejas Securities Group, Inc., as amended.

This Warrant certifies that, for cash in the amount of $100, which shall constitute good and valuable consideration, the Company grants to Tejas Securities Group, Inc. (including any successors or assigns, the “Holder”), the right to subscribe for and purchase from the Company, at any time on or prior to the Expiration Date (as defined herein), 750,000 shares of Common Stock (such shares and/or any other securities that may be deliverable on exercise hereof, the “Warrant Shares”), at the Exercise Price (as defined herein), all subject to the terms, conditions and adjustments herein set forth. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 3. This Warrant is issued subject to the following terms and conditions:

1.             Definitions. As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this Warrant, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business day” (whether such term is capitalized or not) means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Texas are authorized or required by law or other governmental action to close.

“Common Stock” means the common stock, $0.001 par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event).

“Company” has the meaning set forth in the preamble hereof.

“Exercise Price” means $2.00 per share of Common Stock, as such amount may be adjusted from time to time pursuant to Section 3 hereof.

“Expiration Date” means December 19, 2015.

“Fair Market Value” shall mean on any date (i) if the Common Stock is quoted on Nasdaq or listed on a national securities exchange, then the last reported sale price per share of Common Stock on Nasdaq or any national securities exchange in which such Common Stock is quoted or listed, as the case may be, on such date or, if no such sale price is reported on such date, such price on the next preceding business day in which such price was reported, (ii) if the Common Stock is actively traded over-the-counter, then the last sales price quoted, if determinable, or, if not determinable, the average of the closing bid and asked prices quoted on the OTCBB (or similar system) on such date or (iii) if such Common Stock is not traded, quoted or listed on Nasdaq or any national securities exchange or the over-the-counter market, then the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors of the Company.

“Holder” has the meaning set forth in the preamble of hereof.

“Majority Holders” means the holders of more than 50% of the aggregate number of Warrant Shares issuable upon the exercise of (a) this Warrant and (b) any warrants issued upon the transfer of portions of this Warrant by the Holder to other holders.

“OTCBB” means the OTC Bulletin Board.

“Person” (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

“SEC” means the United States Securities and Exchange Commission.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of the date hereof, as it may be amended from time to time, by and among the Company and the Purchasers (as such term is defined therein).

2.	Exercise of Warrant.

                                2.1   Exercise Period.          On the terms and subject to the conditions contained herein, the Holder may exercise this Warrant at any time and from time to time on any Business Day starting on the date hereof and ending at 5:00 p.m., Eastern Time, on the Expiration Date. The Expiration Date shall be extended for any period that the registration statement contemplated in Section 4 fails to remain effective.

2.2	Method of Exercise; Payment.

(a)           Cash Exercise. Subject to all of the terms and conditions hereof, this Warrant may be exercised, in whole or in part, at any time and from time to time during the period commencing on the date hereof and ending at 5:00 p.m., Eastern Time, on the Expiration Date, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription substantially in the form attached hereto, executed by the Holder and accompanied by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of Warrant Shares for which the Warrant is being exercised, as designated in such subscription, by (ii) the Exercise Price. Thereupon, the Holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares determined as provided for herein.

(b)           Cashless Exercise/Conversion. Subject to all of the terms and conditions hereof, the Holder shall have the right to convert this Warrant, in whole or in part, at any time and from time to time during the period commencing on the date hereof and ending at 5:00 p.m., Eastern Time, on the Expiration Date, by surrender of this Warrant to the Company at its principal office, accompanied by a conversion notice substantially in the form attached hereto, executed by the Holder. Thereupon, the Holder shall be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares equal to:

(i)            (A)(x) the number of Warrant Shares (subject to adjustment as provided in Section 3 hereof) which such Holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such conversion notice (without giving effect to any adjustment thereof pursuant to this subsection), multiplied by (y) the Fair Market Value of each such Warrant Share so receivable upon such exercise minus

(B)(x) the number of Warrant Shares subject to adjustment as provided in Section 3 hereof which such Holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such conversion notice (without giving effect to any adjustment thereof pursuant to this subsection), multiplied by (y) the Exercise Price divided by

(ii)	the Fair Market Value per Warrant Share.

2.3           Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within three (3) business days thereafter, the Company, at its expense, and in accordance with applicable securities laws, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 8 hereof), a certificate or certificates for the number of Warrant Shares purchased by the Holder on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value.

2.4           Warrant Shares To Be Fully Paid and Nonassessable. All Warrant Shares issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein).

2.5           Issuance of New Warrants; Company Acknowledgment. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within three (3) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Company shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

2.6           Payment of Taxes and Expenses. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant.

2.7          Cooperation with Filings. The Company shall assist and cooperate with any Holder required to make any governmental or regulatory filings or obtain any governmental or regulatory approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

2.8          Conditions. Notwithstanding any other provision of this Warrant, if the exercise of all or any portion of this Warrant is to be made in connection with a registered public offering, a sale of the Company or any other transaction or event, such exercise may, at the election of the Holder, be conditioned upon consummation of such transaction or event in which case such exercise shall not be deemed effective until the consummation of such transaction or event.

3.             Adjustment of Exercise Price and Warrant Shares. The Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as described in this Section 3.

3.1           Subdivision or Combination of Stock. If at any time or from time to time after the date hereof, the Company shall subdivide (by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined (whether by stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be decreased proportionately. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3.1.

3.2	Adjustments

(a)           Adjustment for Stock Dividends. If at any time after the date hereof, the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock, the Exercise Price in effect immediately prior to such declaration or distribution shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, to reflect the issuance of any shares of Common Stock, issuable in payment of such dividend or distribution. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3.2.

(b)           Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property, then and in each such event provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 3 with respect to the rights of the Holder.

3.3           Adjustments for Reclassifications. If the Common Stock issuable upon the conversion of this Warrant shall be changed into the same or a different number of shares of any class(es) or series of stock and/or the right to receive property, whether by reclassification or otherwise (other than an adjustment under Sections 3.1 and 3.2 or a merger, consolidation, or sale of assets provided for under Section 3.4), then and in each such event, the Holder hereof shall have the right thereafter to convert each Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, or other change by holders of the number of shares of Common Stock into which such Warrant Shares would have been convertible immediately prior to such reclassification or change, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 3.

3.4           Adjustments for Merger or Consolidation. In the event that, at any time or from time to time after the date hereof, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or (c) sell or transfer all or substantially all of its properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued, from treasury, or any combination thereof) to any other person under any plan or arrangement contemplating the consolidation or merger, sale or transfer, or dissolution of the Company (each, a “Merger Transaction”), then, in each such case, the Holder, upon the exercise of this Warrant as provided in Section 2.2(a) or the conversion of this warrant as provided in Section 2.2(b) hereof at any time or from time to time after the consummation of such reorganization, consolidation, merger or sale or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares issuable on such exercise immediately prior to such consummation or such effective date, as the case may be, the stock and property (including cash) to which the Holder would have been entitled upon the consummation of such consolidation or merger, or sale or transfer, or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto (assuming the payment by the Holder of the Exercise Price therefor as required hereby in a form permitted hereby, which payment shall be included in the assets of the Company for the purposes of determining the amount available for distribution), all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of this Section 3. The Company shall not effect any such reorganization, consolidation, merger, sale or transfer unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from the consolidation or merger or the entity purchasing such assets assumes by written instrument the obligation to deliver to each holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire; provided, that any assumption shall not relieve the Company of its obligations hereunder.

3.5          Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any such transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Common Stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such Common Stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued or from treasury or any combination thereof), whether or not such Person shall have expressly assumed the terms of this Warrant.

3.6           Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required pursuant to this Section 3 would be less than one-tenth (1/10) of one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Exercise Price.

3.7          Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price and number of Warrant Shares pursuant to this Section 3, this Warrant shall, without any action on the part of the Holder, be adjusted in accordance with this Section 3, and the Company, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith send a copy of each such certificate to the Holder in accordance with Section 9.4 below.

4.            Registration Rights. Upon the written request of the Majority Holders, the Company shall use commercially reasonable efforts to, within 60 days, file a registration statement registering the Common Stock issuable on exercise of this Warrant, and shall use commercially reasonable efforts to cause such registration statement to remain effective until the earliest to occur of (i) the date after which all of the Warrant Shares registered thereunder shall have been sold, (ii) the second (2nd) anniversary of the effective date of the registration statement and (iii) the date on which the Holder may sell all Warrant Shares then held by the Holder without restriction under Rule 144(k) of the Securities Act of 1933, as amended (the “Securities Act”). After the expiration of the second anniversary of the date of this Warrant, the Company shall provide instructions to its transfer agents that certificates representing the Warrant Shares shall be issued without a legend if such Warrant Shares are to be issued pursuant to a net cashless exercise/conversion pursuant to Section 2.2 hereof; provided that the Holder is not, and represents that it is not, then an “affiliate” of the Company as such term is defined under Rule 144.

5.             Notices of Record Date. Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other Person, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company’s voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) business days, or such longer period as may be required by law, prior to the record date specified therein and at least ten (10) business days prior to the date specified in clause (ii) or (iii) hereof, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up. Nothing herein shall prohibit the Holder from exercising this Warrant during the ten (10) business day period commencing on the date of such notice.

6.            Exchange of Warrant. Subject to the provisions of Section 7 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor, each registered in the name of the Holder or, subject to compliance with applicable federal and state securities laws, in the name of such other Persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

7.	Transfer Provisions, etc.
	7.1	Restrictions on Transfer.

(a)           Restrictions. The Holder, by its acceptance of this Warrant, agrees to be bound by the provisions of this Section 7.1 and acknowledges and confirms that this Warrant and any Warrant Shares issued upon exercise of this Warrant have not been registered under the Securities Act or any applicable state securities laws, and may not be sold or transferred except in compliance with and subject to the Securities Act and such state securities laws. Unless and until this Warrant and such Warrant Shares have been registered under the Securities Act and such state securities laws, the Company may require, as a condition to effecting any sale or transfer of this Warrant or such Warrant Shares on the books of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that an exemption from registration under the Securities Act and such state securities laws is available for the proposed transfer or assignment or a certification reasonably satisfactory to the counsel of the Company in its professional determination from the transferee that it is an “accredited investor” as defined under the Securities Act and regulations promulgated thereunder. Any purported sale or transfer of this Warrant and/or such Warrant Shares shall be null and void unless made in compliance with the conditions set forth in this Section 7.1. Except as otherwise provided in Section 7.1(b), (a) this Warrant and any warrant of the Company issued in exchange of or replacement for this Warrant shall be stamped or otherwise imprinted with a legend in substantially the form set forth on the cover of this Warrant, (b) each certificate for Warrant Shares issued upon the exercise of this Warrant and each certificate issued upon the transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend substantially to the same effect.

(b)        Termination of Restrictions. The restrictions imposed by Section 7.1(a) upon the transferability of this Warrant and the Warrant Shares shall terminate: (a) when and so long as this Warrant or any such Warrant Shares shall have been effectively registered under the Securities Act and transferred in compliance therewith; or (b) when the Company shall have received an opinion of counsel reasonably satisfactory to it that this Warrant or such Warrant Shares may be transferred without registration thereof under the Securities Act; provided, however, that if the Warrant or the Warrant Shares have been held (both legally and beneficially) by the Holder for at least one (1) year and is proposed to be sold in compliance with Rule 144 under the Securities Act, no such opinion of counsel shall be required. Whenever the legend requirements imposed by Section 7.1(a) shall terminate as to this Warrant or the Warrant Shares, the Holder of this Warrant or any Warrant Shares shall be entitled to receive from the Company, upon request, at the Company’s expense, a new warrant or a new certificate representing the Warrant Shares, as the case may be, not bearing the restrictive legend described in Section 7.1(a).

(c)   Compliance with Securities Laws. The Holder, by acceptance hereof, represents to the Company that this Warrant and any Warrant Shares purchased upon exercise of this Warrant are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in this Warrant and any Warrant Shares purchased on exercise or conversion hereof and has the ability to bear the economic risks of such investment. The Holder certifies and represents to the Company that it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and, if not an individual, was not organized for the purpose of acquiring the Warrants.

(d)     Mechanics of Transfer.

          (i)     Subject to compliance with the other provisions of this Section 7.1, any transfer of this Warrant, in whole or in part, shall occur upon surrender of this Warrant at the principal executive offices of the Company, together with a duly executed form of assignment, in the form attached hereto and funds sufficient to pay any transfer taxes payable upon the making of such transfer and, if required, an opinion of counsel reasonably acceptable to counsel of the Company in its professional determination concerning the compliance of such transfer with the Securities Act and applicable state securities laws.

         ii)     In the event of any transfer of all or any portion of this Warrant in accordance with Section 7.1, the Company shall issue (i) a new warrant of like tenor to the transferee, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder of the transferred portion of this Warrant at the time of said transfer, and (ii) a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, if any, and cash, securities or other property, if any, purchasable by the Holder of the un-transferred portion of this Warrant. Until this Warrant or any portion thereof is transferred on the books of the Company, the Company may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

(e)     No Restrictions on Transfer. Subject to compliance with applicable federal and state securities laws and the foregoing provisions of this Section 7.1, this Warrant and any portion hereof, the Warrant Shares and the rights hereunder may be transferred by the Holder in its sole discretion at any time and to any Person or Persons, including without limitation Affiliates and affiliated groups of such Holder, without the consent of the Company.

                              7.2     Warrant Register. The Company shall keep at its principal office a register for the registration, and registration of transfers, of the Warrants. The name and address of each Holder of one or more of the Warrants, each transfer thereof and the name and address of each transferee of one or more of the Warrants shall be registered in such register. The Company shall give to any Holder of a Warrant promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of the Warrants.

8.            Lost, Stolen or Destroyed Warrant. Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary affidavit of the Holder and customary unsecured indemnity agreement, or, in the case of mutilation, upon surrender of this Warrant, the Company at its expense will execute and deliver, or will instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date and representing the same rights represented by such lost, stolen, destroyed or mutilated warrant and any such lost, stolen, mutilated or destroyed Warrant thereupon shall become void.

9.	General.

9.1           Authorized Shares, Reservation of Warrant Shares for Issuance. At all times while this Warrant is outstanding, the Company shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock, and any other capital stock or other securities as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

9.2           No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

9.3           No Rights as Stockholder. Except as provided herein (including Sections 3 and 5), the Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof and continues to hold Warrant Shares.

9.4           Notices. Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be sent by postage prepaid first class mail, overnight courier or facsimile transmission, or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

(a)	All correspondence to the Company shall be addressed as follows:

Wilson Holdings, Inc.

2700 Via Fortuna, Suite 400

Austin, Texas 78746

Attn: Chief Financial Officer

Facsimile: (512) 732-0959

with a copy to:

Andrews Kurth LLP

111 Congress Avenue, Suite 1700

Austin, Texas 78701

Attn: Carmelo Gordian

Facsimile: (512) 320-9292

(b)           All correspondence to the Holder shall be addressed to the Holder at its address appearing in the books maintained by the Company.

10.           Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Majority Holders, which amendment or waiver will be effective on all holders of this Warrant or any warrant issued on transfer hereof.

11.          Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, as such laws are applied to contracts entered into and wholly to be performed within the State of New York and without giving effect to any principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

12.          Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

13.           Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

14.          Construction. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

15.          Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

[SIGNATURE PAGE TO FOLLOW]

               IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date first written above.

COMPANY:

WILSON HOLDINGS, INC.

By: _______________________________

Name: _____________________________

Title: ______________________________

Exhibit A

NOTICE AND
SUBSCRIPTION

To:	Wilson Holdings, Inc. 2700 Via Fortuna, Suite 400 Austin, Texas 78746

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, shares of Common Stock, of WILSON HOLDINGS, INC., a Nevada corporation (the “Company”), and tenders herewith payment of $______________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in accordance with Section 2.2(a) of the attached Warrant.

The undersigned hereby represents and warrants as follows:

(a)           the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the “Securities Act”); and

(b)           the undersigned is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Warrant or such shares of Common Stock. The undersigned’s financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective address set forth below:

If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the remaining balance of such shares of Common Stock less any fraction of a share of Common Stock paid in cash pursuant to Section 2.2(a) of the attached warrant.

Dated:	_____________, ______	_____________________________

Signature

The undersigned Wilson Holdings, Inc. hereby acknowledges receipt of this Notice and Subscription and authorizes issuance of the shares of Common Stock described above.

Wilson Holdings, Inc.

By: ____________________________

Title:  __________________________

Date:  __________________________

FORM OF ASSIGNMENT

(To be executed upon assignment of Warrant)

For value received,                                         hereby sells, assigns and transfers unto                                the attached Warrant [    % of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                     attorney to transfer said Warrant [said percentage of said Warrant] on the books of WILSON HOLDINGS, INC., a Nevada corporation, with full power of substitution in the premises.

If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with.

Dated:	_____________, ______	_____________________________

Signature

FORM OF CONVERSION NOTICE

To Wilson Holdings, Inc.:

The undersigned registered holder of the attached Warrant hereby irrevocably converts such Warrants with respect to                          (1) Warrant Shares which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to                                     , whose address is as follows:

Such conversion is being made in accordance with Section 2.2(b) of the attached Warrant. The undersigned hereby represents and warrants as follows:

(a)       the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act; and

(b)       the undersigned is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Warrant or such shares of Common Stock. The undersigned’s financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

Dated:	__________________________________
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

__________________________________
(Street Address)
__________________________________
(City) (State) (Zip Code)

___________________

(1)       Insert here the number of Warrant Shares into which the Warrant is convertible (or, in the case of a partial conversion, the number of Warrant Shares as to which the Warrants evidenced by this Warrant Certificate are then being converted). In the case of a partial conversion, a new Warrant Certificate will be issued and delivered, representing the unconverted portion of the Warrants, to the holder surrendering this Warrant Certificate.

The undersigned Wilson Holdings, Inc. hereby acknowledges receipt of this Conversion Notice and authorizes issuance of the shares of Common Stock described above.

Wilson Holdings, Inc.

By: ____________________________

Title: ___________________________

Date: ___________________________